UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2011

AMN Healthcare Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16753	06-1500476
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 871-8519

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2011, AMN Healthcare Services, Inc. (“AMN”) announced that effective January 24, 2011, Brian M. Scott, AMN’s senior vice president of operations finance and business development, will succeed Bary G. Bailey as the company’s chief financial officer (CFO) and Chief Accounting Officer (CAO) and report to Susan R. Salka, AMN’s president and chief executive officer. Mr. Bailey will stay on with the company for a transitional period in an advisory role through the end of February. Mr. Bailey has accepted a position as operating partner with a private equity firm; Mr. Bailey’s resignation letter is attached as Exhibit 99.2.

As CFO/CAO, Mr. Scott will receive a base salary of $300,000 and an annualized target bonus of 60% of his base salary under the Company’s Senior Management Incentive Bonus Plan. Mr. Scott will be eligible for equity grants under the Company’s Equity Plan. Mr. Scott is also eligible to participate in the Company’s Executive Non-Qualified Deferred Compensation Plan as well as the Company’s standard employee benefits coverage, including medical, dental, vision and life insurance. Mr. Scott will also execute the Company’s executive officer standard severance and indemnification agreements, effective January 24, 2011. The severance and indemnification Agreements are attached as Exhibits 99.3 and 99.4 to this Form 8-K and incorporated by reference herein.

The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events

On January 4, 2011, the Company issued a press release announcing the departure of Bary Bailey from the company and the appointment of Brian Scott as Chief Financial Officer and Chief Accounting Officer. A copy of the press release issued by the company on January 4, 2011, is filed and incorporated by reference herein to as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT No.	DESCRIPTION

99.1	Press release issued by the Company on January 4, 2011, filed herewith

99.2	Resignation Letter of Bary G. Bailey, filed herewith

99.3	Executive Severance Agreement between AMN Healthcare, Inc. and Brian M. Scott, filed herewith

99.4	Form of Indemnification Agreement – Officer and Director (incorporated by reference to the exhibits filed with the Registrant’s Annual Report on Form 10-K, filed on March 5, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: January 4, 2011	By:	/s/ Susan R. Salka
Susan R. Salka
President & Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT No.	DESCRIPTION

99.1	Press release issued by the Company on January 4, 2011, filed herewith

99.2	Resignation Letter of Bary G. Bailey, filed herewith

99.3	Executive Severance Agreement between AMN Healthcare, Inc. and Brian M. Scott, filed herewith

99.4	Form of Indemnification Agreement – Officer and Director (incorporated by reference to the exhibits filed with the Registrant’s Annual Report on Form 10-K, filed on March 5, 2010)